Exhibit 10.1

Execution Version

AMENDMENT NO. 1

TO

SUBSCRIPTION AGREEMENT

This Amendment No. 1, entered into this          day of July, 2023 (this “Amendment”), to the Subscription Agreement, entered into on November 1, 2022 (the “Original Agreement”), is by and between Sable Offshore Holdings LLC, a Delaware limited liability company (“Sable”), and the subscriber party set forth on the signature page hereto (“Subscriber”).

RECITALS

WHEREAS, Sable and Subscriber entered into the Original Agreement; and

WHEREAS, Sable and Subscriber desire to amend certain provisions of the Original Agreement as set forth herein in accordance with Section 9(f) of the Original Agreement.

NOW, THEREFORE, in consideration of the mutual undertakings and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sable and Subscriber agree as follows:

Section 1.    Amendment. Section 6(c) of the Original Agreement is hereby amended by replacing “July 31, 2023” therein with “March 1, 2024.”

Section 2.    Remainder of Original Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Agreement, all of which shall continue to be in full force and effect. Unless the context otherwise requires, after the execution and delivery hereof, any reference to the “Subscription Agreement” shall mean the Original Agreement as amended hereby.

Section 3.    Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, each of Sable and Subscriber has executed or caused this Amendment to be executed by its duly authorized representative as of the date set forth below.

SABLE OFFSHORE HOLDINGS, LLC

By:
Name: Gregory D. Patrinely
Title: Executive Vice President and Chief Financial Officer

Date:    July         , 2023

Signature Page to Amendment No. 1 to Subscription Agreement

SUBSCRIBER:

Signature of Subscriber:

Name: Title:

Date: July         , 2023

Signature Page to Amendment No. 1 to Subscription Agreement